EXHIBIT 99

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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-C
                             POOL PROFILE (2/6/2004)

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                                        ----------------       -----------------
                                            10/1 POOL              Tolerance

                                        ----------------       -----------------
    AGGREGATE PRINCIPAL BALANCE            $308,004,189              (+/- 5.00%)

    MORTGAGE LOAN CUTOFF DATE                  1-Mar-04                     N/A
    INTEREST RATE RANGE                   3.875 - 6.375                     N/A
    GROSS WAC                                    5.315%           (+ / - 10 bps)
    WEIGHTED AVERAGE SERVICE FEE                 25 bps
    MASTER SERVICING FEE                        1.0 bps on Securitization only
    WAM (in months)                                 358           (+/- 2 months)

    WALTV                                           67%            (maximum +5%)

    CALIFORNIA PERCENT                              37%            (maximum +5%)
    SINGLE LARGEST ZIP CODE PERCENT                  1%           (maximum  +2%)

    AVERAGE LOAN BALANCE                       $495,981       (maximum +$25,000)
    LARGEST INDIVIDUAL LOAN BALANCE          $2,029,973     (maximum $2,100,000)

    CASH OUT REFINANCE PERCENT                       9%           (maximum  +5%)

    PRIMARY RESIDENCE PERCENT                       95%            (minimum -5%)

    SINGLE FAMILY DETACHED PERCENT                  87%            (minimum -5%)

    FULL DOCUMENTATION PERCENT                      58%            (minimum -5%)

    WA FICO                                         735             (minimum -5)

    UNINSURED > 80% LTV PERCENT                      0%            (maximum +3%)

    RELOCATION PERCENT                             5.8%            (minimum -2%)

    GROSS MARGIN                                 2.750%            (+ / - 5 bps)

    GROSS LIFECAP                               10.315%           (+ / - 10 bps)

    WA MONTHS TO NEXT ROLL                          118         (+ / - 3 months)

    INTEREST ONLY PERCENT                            0%           (maximum  +5%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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      (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-C
                               PRICING INFORMATION
                             POOL PROFILE (2/6/2004)

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
      COLLATERAL                                      All Mortgage Loans will Index off the One Year CMT.
                                                None of the Mortgage Loans have a convertibility feature.
                        Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                           Each Mortgage Loan has a 5% Lifetime Rate Cap.

      RATING AGENCIES                                                                  TBD by Wells Fargo

      PASS THRU RATE                                                   Net WAC or Ratio Stripped/Variable

      STRUCTURE                                                      TO CONFORM TO WFMBS 2002-B or 2004-B
                                                                                    EXCEPT AS NOTED BELOW
                                             (Call WF Structured Finance at the number below for details)

      AAA STRUCTURE DUE DATE                                                                    25-Feb-04                    9:00 AM

      Structures received or changes to structures past the due date will incur a $10,000 fee.

      PRICING DATE

      SETTLEMENT DATE                                                              15-Mar-04


      ASSUMED SUB LEVELS                                                      Rating Agency       AGG Assumed Levels
      Levels and Rating Agencies for                                 AAA       Moody's/S&P              2.85%
      2004-C to be determined by                                      AA           S&P                  1.65%
      Wells Fargo                                                      A           S&P                  0.95%
      These levels are for bid purposes only.                        BBB           S&P                  0.65%
      Any change in actual levels will not result                     BB           S&P                  0.35%
      in price changes.                                                B           S&P                  0.15%

                                                                 Note:  AAA Class will be rated by two rating agencies.
                                                                 AA through B Classes will be rated by one rating agency.
                                                                 Additional tranche ratings will be paid for by the sub underwriter.

      NOTE: Please note the following specifics of the 2004-C structure: Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated Loan Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP% No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)

      * This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.

      WFMBS CONTACTS                                Brad Davis (301) 846-8009
                                                    Gretchen Leff (301) 846-8356
                                                    Mike Miller (301) 815-6397


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

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                            WFASC Denomination Policy

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
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                                                                                            Minimum      Physical      Book Entry
Type and Description of Certificates                                                     Denomination  Certificates  Certificates
                                                                                            (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                                      $ 25,000       Allowed       Allowed

Companion classes for PAC, TAC, Scheduled Classes                                          $100,000       Allowed       Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates             $100,000       Allowed       Allowed

Notional and Nominal Face IO                                                                  (2)         Allowed       Allowed

Residual Certificates                                                                         (3)        Required     Not Allowed

All other types of Class A Certificates                                                       (5)           (5)           (5)

Class B (Investment Grade)                                                                 $100,000       Allowed       Allowed

Class B (Non-Investment Grade)                                                             $250,000      Required     Not Allowed

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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.